EXHIBIT 24.1

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 19th day of April, 2004.

/s/ DOUGLAS A. PERTZ Douglas A. Pertz

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 19th day of April, 2004.

/s/ RAYMOND F. BENTELE Raymond F. Bentele

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of April, 2004.

/s/ JAMES M. DAVIDSON James M. Davidson

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 19th day of April, 2004.

/s/ HAROLD H. MACKAY Harold H. MacKay

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of April, 2004.

/s/ DAVID B. MATHIS David B. Mathis

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of April, 2004.

/s/ DONALD F. MAZANKOWSKI Donald F. Mazankowski

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 19th day of April, 2004.

/s/ BERNARD M. MICHEL Bernard M. Michel

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 15th day of April, 2004.

/s/ PAMELA B. STROBEL Pamela B. Strobel

POWER OF ATTORNEY

        The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of Common Stock, par value $1.00 per share (the "Common Stock") of the Company pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement") among the Company, PRP-GP LLC, FMRP Inc., Phosphate Resource Partners Limited Partnership and Phosphate Acquisition Partners L.P.; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 15th day of April, 2004.

/s/ RICHARD L. THOMAS Richard L. Thomas